ASSIGNMENT

         THIS ASSIGNMENT (the "Assignment") is made as of this 1st day of May, 1996 by and between J. BRIAN O'NEILL (the "Assignor"), and BRYEMERE, L.P., a Pennsylvania limited partnership (the "Assignee").

                                   BACKGROUND

         A. The Assignor and Adwin Realty Company, a Pennsylvania corporation, and LBA Associates, a Pennsylvania general partnership, are parties to a certain Agreement of Sale and Purchase dated as of February 28, 1996 (the "Purchase Agreement").

         B. Assignor desires to assign to the Assignee, and the Assignee desires to accept from the Assignor, all of the Assignor's right, title and interest in and to the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing background and of the mutual promises of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee, intending to be legally bound, hereby agree as follows:

         1. Assignment. The Assignor hereby assigns, transfers, sells and conveys all of his right, title and interest in and to the Purchase Agreement to the Assignee.

         2. Acceptance of Assignment. The Assignee hereby accepts the assignment by the Assignor of all of the Assignor's right, title and interest in and to Purchase Agreement and assumes all of the Assignor's obligations under the Purchase Agreement.

         3. Pennsylvania Jurisdiction and Law. This Assignment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania. The parties hereto agree that sole and exclusive jurisdiction over and proper venue relating to any controversy or claim arising out of or relating to this Assignment or the breach thereof shall reside in the United States District Court for the Eastern District of Pennsylvania. This Assignment shall be construed without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         4. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of the respective parties hereto.

         5.  Headings.   Paragraph  and  Section   headings  herein  shall  have
absolutely no legal significance and are used solely for convenience and reference.

         6. Counterparts. This Assignment may be executed in one (1) or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one (1) and the same agreement.
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         IN WITNESS  WHEREOF,  the Assignor  and the  Assignee  have caused this
Assignment to be executed as of the date and year first above written.

                               ASSIGNOR:


                               /S/
                               J. BRIAN O'NEILL


                               ASSIGNEE:

                               BRYEMERE, L.P., a Pennsylvania limited
                               partnership

                               BY:      BRYEMERE ESTATE PLANNING
                                        AND CONSTRUCTION, INC., a
                                        Delaware corporation,
                                        Its General Partner

                                        BY:      /S/
                                                 J. BRIAN O'NEILL, President

                               CONSENTED TO AND AGREED:

                               ADWIN REALTY COMPANY,
                               a Pennsylvania corporation

                               BY:      /S/
                                        ANNAMARIE C. DONLEY,
                                        Vice-President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                               LBA ASSOCIATES,
                               a Pennsylvania general partnership

                               BY:      ADWIN REALTY COMPANY,
                                        a Pennsylvania corporation,
                                        a General Partner

                                        BY:      /S/
                                                 ANNAMARIE C. DONLEY,
                                                 Vice-President

                               BY:      ADWIN INVESTMENT CO.,
                                        a Pennsylvania corporation,
                                        a General Partner

                                        BY:      /S/
                                                 ANNAMARIE C. DONLEY,
                                                 Vice-President